Exhibit 99.1

Fulgent Reports Second Quarter 2025 Financial Results

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Core Revenue of $81.7 million grows 16% year-over-year
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Raising Full Year 2025 Core Revenue Guidance to $320 million
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GAAP gross profit of $34.4 million, or GAAP gross margin of 42.1%; Non-GAAP gross profit of $36.2 million, or Non-GAAP gross margin of 44.2%
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GAAP loss of $19.0 million, or ($0.62) per share, inclusive of a one-time charge; Non-GAAP income of $2.1 million, or $0.07 per share
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Ended second quarter with $777.5 million of cash, cash equivalents, restricted cash, and investments in marketable securities

EL MONTE, CA, August 1, 2025 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its second quarter ended June 30, 2025.

Second Quarter 2025 Results:

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Total Revenue of $81.8 million
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Core Revenue1 grew 16% year-over-year to $81.7 million
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GAAP loss of $19.0 million, or ($0.62) per share
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Non-GAAP income of $2.1 million, or $0.07 per share
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Adjusted EBITDA loss of $3.0 million
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Repurchased approximately 130,000 shares at a cost of $2.2 million, and a cumulative total of $110.4 million in share repurchases since the plan’s inception in March 2022.

Note:

1) Core Revenue is revenue calculated in accordance with GAAP minus revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue, each as calculated in accordance with GAAP.

Non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), GAAP gross profit and margin, and GAAP operating income (loss) and margin, in the accompanying tables.

Ming Hsieh, Chairperson of the Board of Directors and Chief Executive Officer, said, “In the first half of the year, we made good progress in growing revenue for our Laboratory Services business and in advancing our clinical trials for the Therapeutic Development business. I am pleased with the second quarter results and look forward to continued progress in the balance of 2025.”

Paul Kim, Chief Financial Officer, said, “We are pleased to be raising our top and non-GAAP bottom-line guidance at the halfway point of 2025, reflecting good momentum and the hard work of our employees as we continue to grow our core business. We look forward to a strong second half of the year.”

Outlook:

For the full year 2025, Fulgent now expects:

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Core Revenue of approximately $320.0 million
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GAAP loss of approximately ($2.10) per share
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Non-GAAP loss of approximately ($0.35) per share
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Cash, cash equivalents, restricted cash, and investments in marketable securities of approximately $770.0 million as of December 31, 2025*

*Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program or other expenditures outside the ordinary course of business, including M&A.

Conference Call Information

Fulgent will host a conference call for the investment community today at 8:30 AM ET (5:30 AM PT) to discuss its second quarter 2025 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus equity-based compensation expenses, plus impairment loss of investments, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect was calculated by excluding from the GAAP provision the impact of the amortization of intangible assets, equity-based compensation expenses, and impairment loss of investments. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus equity-based compensation expenses, plus insurance expense related to transferable tax credits, plus depreciation and amortization, plus impairment loss of investments, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding equity-based compensation and amortization of intangible assets. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing it by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA income (loss); accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of net income (loss), gross profit and margin, and operating income (loss) and margin, in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies. The Company does not provide reconciliations of forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company's control on certain items, particularly items related to equity-based compensation, tax effects and potential impairments, among other items, which could be material. Reconciling such items would require unreasonable efforts. Because of the inherent uncertainty associated with the Company’s ability to project these future items, it is also unable to predict their probable significance.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business includes technical laboratory and testing services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance, including guidance regarding expected quarterly and annual financial results, core revenues, GAAP loss, non-GAAP loss, and cash, cash equivalents, restricted cash, and investments in marketable securities; evaluations and judgments regarding the stability of certain revenue sources, the Company’s cash position and sufficiency of its resources, momentum, trajectory, vision, future opportunities and future growth of the Company’s testing and laboratory services, technologies and expansion; the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing of enrollment and regulatory filings for these trials and the availability of data or results of these trials, including any implication that interim or preliminary data will be representative of final data; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the market potential for, and the rate and degree of market adoption of, the Company’s tests; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Lauren Sloane, lauren@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
June 30, 2025, and December 31, 2024
(in thousands)

	June 30, 2025	December 31, 2024
ASSETS:
Cash and cash equivalents	$87,880	$55,144
Investments in marketable securities	689,518	773,313
Accounts receivable, net	77,190	69,021
Property, plant, and equipment, net	110,223	105,549
Other assets	235,027	216,937
Total assets	$1,199,838	$1,219,964
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$88,202	$90,805
Total stockholders’ equity	1,111,636	1,129,159
Total liabilities & equity	$1,199,838	$1,219,964

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Six Months Ended June 30, 2025, and 2024
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$81,803	$71,028	$155,266	$135,513
Cost of revenue (1)	47,368	44,537	92,485	86,918
Gross profit	34,435	26,491	62,781	48,595
Operating expenses
Research and development (1)	13,480	13,486	25,875	24,920
Selling and marketing (1)	12,286	8,595	20,751	17,584
General and administrative (1)	26,392	21,326	51,683	42,815
Amortization of intangible assets	1,990	1,990	3,980	3,980
Total operating expenses	54,148	45,397	102,289	89,299
Operating loss	(19,713)	(18,906)	(39,508)	(40,704)
Interest income	8,091	7,706	16,109	15,091
Interest expense	(17)	(25)	(31)	224
Impairment loss	(9,926)	—	(9,926)	—
Other income, net	46	11	114	2
Total other (expense) income, net	(1,806)	7,692	6,266	15,317
Loss before income taxes	(21,519)	(11,214)	(33,242)	(25,387)
Benefit from income taxes	(2,263)	(2,124)	(2,087)	(2,451)
Net loss from consolidated operations	(19,256)	(9,090)	(31,155)	(22,936)
Net loss attributable to noncontrolling interests	299	380	668	764
Net loss attributable to Fulgent	$(18,957)	$(8,710)	$(30,487)	$(22,172)

Net loss per common share attributable to Fulgent:
Basic	$(0.62)	$(0.29)	$(0.99)	$(0.74)
Diluted	$(0.62)	$(0.29)	$(0.99)	$(0.74)
Weighted-average common shares:
Basic	30,544	30,098	30,687	29,933
Diluted	30,544	30,098	30,687	29,933

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,737	$1,999	$3,517	$4,008
Research and development	3,339	4,136	6,813	7,980
Selling and marketing	711	1,002	1,601	2,052
General and administrative	4,252	4,498	8,658	9,113
Total equity-based compensation expense	$10,039	$11,635	$20,589	$23,153

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three and Six Months Ended June 30, 2025, and 2024
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss attributable to Fulgent	$(18,957)	$(8,710)	$(30,487)	$(22,172)
Amortization of intangible assets	1,990	1,990	3,980	3,980
Equity-based compensation expense	10,039	11,635	20,589	23,153
Impairment loss (1)	9,926	—	9,926	—
Non-GAAP tax effect	(919)	(224)	(763)	(539)
Non-GAAP income (loss) attributable to Fulgent	$2,079	$4,691	$3,245	$4,422

Net loss per common share attributable to Fulgent:
Basic	$(0.62)	$(0.29)	$(0.99)	$(0.74)
Diluted	$(0.62)	$(0.29)	$(0.99)	$(0.74)

Non-GAAP income (loss) per common share attributable to Fulgent:
Basic	$0.07	$0.16	$0.11	$0.15
Diluted	$0.07	$0.15	$0.11	$0.15

Weighted average common shares:
Basic	30,544	30,098	30,687	29,933
Diluted	30,724	30,371	30,797	30,271

(1) Consists of a one-time, non-cash charge related to impairment of a prior investment.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2025, and 2024
(in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss attributable to Fulgent	$(18,957)	$(8,710)	$(30,487)	$(22,172)
Interest income, net	(8,074)	(7,681)	(16,078)	(15,315)
Benefit from income taxes	(2,263)	(2,124)	(2,087)	(2,451)
Equity-based compensation expense	10,039	11,635	20,589	23,153
Insurance expense related to transferable tax credits	283	—	283	—
Depreciation and amortization	6,054	6,153	11,973	12,816
Impairment loss	9,926	—	9,926	—
Adjusted EBITDA	$(2,992)	$(727)	$(5,881)	$(3,969)

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three and Six Months Ended June 30, 2025, and 2024
(in thousands, except percentages)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$81,803	$71,028	$155,266	$135,513
Cost of revenue	47,368	44,537	92,485	86,918
Gross profit	34,435	26,491	62,781	48,595
Gross margin	42.1%	37.3%	40.4%	35.9%

Equity-based compensation included in cost of revenue	1,737	1,999	3,517	4,008
Non-GAAP gross profit	36,172	28,490	66,298	52,603
Non-GAAP gross margin	44.2%	40.1%	42.7%	38.8%

Operating expenses	54,148	45,397	102,289	89,299
Equity-based compensation included in operating expenses	8,302	9,636	17,072	19,145
Amortization of intangible assets	1,990	1,990	3,980	3,980
Non-GAAP operating expenses	43,856	33,771	81,237	66,174
Non-GAAP operating loss	$(7,684)	$(5,281)	$(14,939)	$(13,571)
Non-GAAP operating margin	-9.4%	-7.4%	-9.6%	-10.0%